UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 11, 2021

Idera Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-31918 (Commission File Number)	04-3072298 (I.R.S. Employer Identification No.)

505 Eagleview Blvd., Suite 212
Exton, Pennsylvania	19341
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (484) 348-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	IDRA	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On January 11, 2021, Idera Pharmaceuticals, Inc. (the “Company”) issued a press release announcing that Vincent Milano, Chief Executive Officer of the Company, will be presenting virtually at two upcoming investor conferences. Mr. Milano will review the Company’s recent achievements, current progress and expected 2021 milestones.

•	HCW Wainwright Bioconnect Conference. Mr. Milano, together with Dr. Elizabeth Tarka, Chief Medical Officer of the Company and Mr. John Kirby, Chief Financial Officer of the Company, will be participating in a virtual fireside chat at the HCW Wainwright Bioconnect Conference. For those registered for the conference, a video will be available on-demand during the week of January 11-14, 2021. The Company will also post the video on its website at 6 AM Eastern on Monday, January 11, 2021, which can be accessed via Investor Relations section of the Company’s website at https://ir.iderapharma.com/.

•	39th Annual JPMorgan Healthcare Conference. On January 13, 2021, Mr. Milano will be presenting at the 39th Annual JPMorgan Healthcare Conference at 3:40 PM Eastern Time. A live audio webcast of the presentation on the Investor Relations section of the Company’s website at https://ir.iderapharma.com/.

The press release furnished as Exhibit 99.1 to this Current Report on Form 8-K is incorporated herein by reference. The information in this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press release dated January 11, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDERA PHARMACEUTICALS, INC.

Dated: January 11, 2021	By:	/s/ Bryant D. Lim
Bryant D. Lim
Senior V.P., General Counsel